Subsequent events	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Subsequent events

35.	Subsequent events

35.1 – Disposal of remaining shares held in Éxito Group

On January 23, 2024, after the conclusion of the OPA launched by Grupo Calleja for the acquisition of Éxito shares, carried out in Colombia and the United States, GPA received the amount of US$156 (corresponding to R$789), for the sale of GPA's entire remaining interest held in Éxito's share capital, corresponding to 13.31% (note 1.2).

35.2 – Extraordinary General Meeting

At the Extraordinary General Meeting held on January 11, 2024, it was approved the election of the members of the Board of Directors, subject to the settlement of the Offer, which was concluded in March 19, 2023.

At the extraordinary general meeting held on January 22, 2024, the Company approved the increase in the limit of the Company's authorized capital by up to the limit of 800,000,000 (eight hundred million) common shares.

35.3 – Public Distribution Offer

On March 13, 2024, Company successfully concluded public distribution offer proposed in the material fact of March 4, 2024, in a total of 220,000,000 shares with a target price of R$3.20, totaling R$704. Due to the increase in the Company's share capital within the scope of the Offer, the Company's new share capital will be R$2,511, divided into 490,139,069 common shares, all registered, book-entry and with no par value. As a result of the public offering of shares and the loss of Casino's control in GPA, the Company already obtained waiver for some debt contracts.

35.4 - NYSE’s desilting process

On March 29, 2024, the Company informed the market of its intention to begin the process of delisting the American Depositary Shares (“ADSs”), as they were below the listing criteria considered appropriate by the Company: (i) limited trading volume in relation to the global volume, (ii) high costs associated with maintaining the listing and (iii) the fact that the Company has not historically sought funding in the NYSE environment. Since September 2023, after the segregation of Almacenes Éxito S.A., the ADSs have represented less than 5% of the average daily global trading volume (B3 and NYSE) of the Company's common shares and, since January 2024, less than 3%. The Company has notified the NYSE of its approval of the delisting and the Company will present the Form 25 (“Form 25”) to SEC within the appropriate time. The Company expects to reach statutory requirements, by the third quarter of 2024, and consequently proceed with the deregistration.

35.5 – Agreement with São Paulo State

On April 30, 2024, the Company joined a program of ICMS taxes (VAT) with the Government of São Paulo state (“Agreement”), in accordance with the transaction notice No. 01/2024 published by the Attorney Office of São Paulo state, provided in article 43 of Law No. 17.843/2023.

The program aims at, for the São Paulo state, the reduction of legal proceedings with taxpayers while guarantying payment from the taxpayers.

For the Company, the objective of the Agreement is to reduce its level of tax legal proceedings without discussing the merits of each case in court, granting discounts and payment terms that would overall benefit the Company. Based on the terms of the Agreement, the main benefits are: (i) 100% discount on incurred interests; (ii) 50% discount on the sum of principal and fines, limited to the principal amount; and (iii) remaining debt payment in 120 installments, adjusted by the SELIC rate.

The Company decided, after an individual analysis of the legal proceedings, weighing up the risks and benefits, to join the Agreement with the amount of R$ 3.6 billion, which represent substantially a major part of eligible debts in this context, achieving a reduction of approximately 80% of the discussed amount, totaling a resultant liability of around R$ 794.

The Company concluded on the absence of adjusting event for the reporting period, based on the fact that: (i) the program did not exist at the reporting date as it was created in February 2024, and (ii) the Agreement does not overrule court decisions for the legal proceedings. Consequently, the Company assessed that the creation of the program does not evidence a change in the conditions that existed at the reporting date.

For the 3 months period ending March 31, 2024, the Company recorded an expense of R$ 261, R$ 86 being recognized in other operating expenses and R$ 175 related to the discontinued operation of the hypermarkets.

35.6 – Sale of Gas Stations and Administrative Headquarters

On February 23, 2024 the Company informed the market about ongoing negotiations for selling the Company's gas stations located in different regions of Brazil, through various transactions with different potential buyers, including the properties where the gas station is located and also the administrative headquarters in São Paulo city.

On May 2, 2024 the Company confirmed the sale of the administrative headquarters, for the price R$218, being 82% to receive in 2024 and 18% in installments until March 2026, comprising: (i) Sale and Leaseback operation represented only by the administrative tower that makes up the property for R$109, where the Company's administrative headquarters will remain through a lease agreement for an initial term of 15 years and a cap rate, approximately 9% (ii) execution of the private purchase and sale commitment instrument of the part around the administrative tower in the total value of R$ 109.

The Company continues to discuss the terms and conditions for the sale of its gas station. The conclusion of the transaction depends on the fulfillment of certain conditions, including the execution of definitive contracts.